9. LOSS PER SHARE	12 Months Ended
Jan. 31, 2026
Notes
9. LOSS PER SHARE

9.LOSS PER SHARE

The weighted average number of common shares outstanding for the year ended January 31, 2026 does not include the 3,363,000 (2025 - 3,333,000; 2024 - 2,465,000) stock options outstanding as the inclusion of these amounts would reduce the loss per share amount and are therefore considered anti-dilutive.  Basic and diluted loss per share is calculated using the weighted-average number of common shares outstanding during the year.

	2026	2025	2024

Basic and diluted loss per common share	$ (0.05)	$ (0.04)	$ (0.03)

Weighted average number of common shares outstanding (basic and diluted)	16,816,969	16,816,969	16,816,969